      As filed with the Securities and Exchange Commission on July 24, 2001




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                   FORM 8-A/A

                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               PDF SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                       25-1701361
(State of incorporation or organization)                     (IRS Employer
                                                             Identification No.)

333 WEST SAN CARLOS ST., SUITE 700, SAN JOSE, CA             95110
(Address of principal executive offices)                     (Zip Code)

  If this form relates to the registration of a        If this form relates to the registration of a
  class of securities pursuant to Section 12(b)        class of securities pursuant to Section
  of the Exchange Act and is effective                 12(g) of the Exchange Act and is effective
  pursuant to General Instruction A.(c)                pursuant to General Instruction A.(d),
  check the following box.  [ ]                        check the following box. [X]

Securities Act registration statement file number to which this form relates:
      333-43192 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of each class                              Name of each exchange on which
                 to be so registered                              each class is to be registered
                 -------------------                              ------------------------------
                        None                                                   None


        Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.00015 par value per share
                   -------------------------------------------
                                (Title of Class)

         This Amendment No. 1 amends and supplements the following item of the Form 8-A originally filed on August 10, 2000 by PDF Solutions, Inc., a corporation organized under the laws of Delaware (the "Company"):

               Item 2- Exhibits

Item 1. Description of Registrant's Securities to be Registered

         Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (SEC File No. 333-43192) (the "Form S-1 Registration Statement").

Item 2. Exhibits

         The following exhibits are filed as a part of this Registration
Statement:

             1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to
                      Exhibit 4.1 to the Form S-1 Registration
                      Statement.

             2.1      Amended and Restated Certificate of
                      Incorporation -- incorporated herein by
                      reference to Exhibit 3.1 to the Form S-1
                      Registration Statement.

             2.2      Third Amended and Restated Certificate of
                      Incorporation (proposed)-- incorporated
                      herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

             2.3 Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

             2.4 Amended and Restated Bylaws (proposed) -- incorporated herein by reference to Exhibit
                      3.4 to the Form S-1 Registration Statement.

             2.5 Second Amended and Restated Rights Agreement dated July 6, 2001 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 24, 2001                      PDF SOLUTIONS, INC.


                                         By:  /s/ P. Steven Melman
                                            --------------------------------
                                         Name:  P. Steven Melman
                                         Title: Vice President, Finance and
                                                Administration and Chief
                                                Financial Officer

                                INDEX TO EXHIBITS

    Exhibit No.                                      Description
    -----------                                      -----------
        1.1           Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

        2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

        2.2           Third Amended and Restated Certificate of Incorporation
                      (proposed)-- incorporated herein by reference to Exhibit
                      3.2 to the Form S-1 Registration Statement.

        2.3           Amended and Restated Bylaws -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

        2.4           Amended and Restated Bylaws (proposed) -- incorporated herein by reference to
                      Exhibit 3.4 to the Form S-1 Registration Statement.

        2.5           Second Amended and Restated Rights Agreement dated July 6, 2001 between the
                      Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.


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